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                                                                   Exhibit 10(b)
Part B      Single Insured                                American
            Life Insurance Application                      |General
                                                            |Financial Group

            [_]  American General Life Insurance Company, Houston, TX
            [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
            [_]  All American Life Insurance Company, Springfield, IL
            [_]  The Franklin Life Insurance Company, Springfield, IL
            [_]  The American Franklin Life Insurance Company, Springfield, IL

            Members of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

            In this application, the "Company" refers to the insurance company whose name is checked above.

            The insurance company checked above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

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Personal and Employer Information
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Proposed    Name________________________________________________________________
insured     Social Security #_________________________  Date of birth___________
            Employer____________________________________________________________
            Employer address ___________________________________________________
            Zip___________    Phone #___________ Length of employment___________
            Net worth $__________________________  Household income $___________

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Background Information
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Provide any additional details to "yes" answers for questions 1-6 in the
"Remarks" section on page 4.

   -----------------------------------------------------------------------------
   Proposed insured

1. Do you intend to travel or reside outside of the United States or Canada within the next two years?
   [_] yes   [_] no
   Country, purpose, and date___________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

2. In the past five years, have you participated in, or do you intend to participate in: any flights as a trainee, pilot or crew member; scuba diving; skydiving or parachuting; ultralight aviation; auto racing; cave exploration; hang gliding; boat racing; mountaineering; or other hazardous activities?
   [_] yes [_] no  If yes, complete the Aviation and/or Avocation Questionnaire.

3. Has proposed insured:
   a) during the past 90 days submitted an application for life insurance to any other company or begun the process of filling out an application?
      [_] yes [_]no   If yes, explain.
      __________________________________________________________________________
      __________________________________________________________________________

   b) ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled, or refused for renewal?
      [_] yes [_] no   If yes, explain.
      __________________________________________________________________________
      __________________________________________________________________________

AGLC 0034-99                                                              Page 1
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Background Information continued

   4. Have you ever filed for bankruptcy?
      [_] yes  [_] no
      Type of bankruptcy________________________________________________________
      Date___________________________________  Date of discharge________________


   5. In the past five years, have you been charged with or convicted of driving under the influence of alcohol or drugs, or had two or more driving violations? [_] yes [_] no If yes, explain.
      State_______________________________ License #____________________________


   6. Have you ever been convicted of or pled guilty or "no contest" to a felony or do you have any such charge pending against you?
      [_] yes [_] no   If yes, explain.
      State_______________________________ Date_________________________________

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Medical History
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      Provide any additional details for answers to questions 7-9 in the
      "Remarks" section on page 4.

      Proposed insured
   7. Name and address of your personal physician(s).   Write "none" if you
      don't have one.
      __________________________________________________________________________
      __________________________________________________________________________

      Date, reason, findings of last visit._____________________________________

   8. Height  and weight.
      ft.________________ in._____________ lbs.__________________
      Have you had any weight change in excess of 10 lbs. in the past year?
      [_] yes [_] no   If yes, explain._________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

   9. What is your family history?
                           Age if living    Age at death   Current condition or
                                                             cause of death
      Proposed insured
      Father               ____________     ____________   _____________________
      Mother               ____________     ____________   _____________________


AGLC 0034-99                                                              Page 2
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Medical History continued                                     __________________
                                                              Proposed
                                                              insured


For questions 10-16, provide additional information as requested in the "Remarks" section on page 4.

10. Have you ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

    a) any heart disease, heart attack, chest pain,
       irregular heart beat, high cholesterol, high blood
       pressure, or any other disorder of the heart or blood
       vessels?                                                 [_] yes  [_] no

    b) any blood clot, aneurysm, stroke, or other disease,
       disorder, or blockage of the arteries or veins?          [_] yes  [_] no

    c) any cancer, cysts, tumors, masses, or other such
       abnormalities?                                           [_] yes  [_] no

    d) diabetes, disorder of the thyroid or other glands,
       immune system disorder, or blood or lymphatic system
       disorder?                                                [_] yes  [_] no

    e) any disorder of the stomach or liver, colitis,
       hepatitis, or any disorder of the digestive system or
       other such organs?                                       [_] yes  [_] no

    f) any disorder of the kidneys, prostate, urinary
       system, or reproductive organs?                          [_] yes  [_] no

    g) any asthma, bronchitis, emphysema, sleep apnea, or
       other breathing or lung disorders?                       [_] yes  [_] no

    h) any brain or spinal cord disorders, seizures, or
       other nervous system abnormalities including mental
       and nervous disorders?                                   [_] yes  [_] no

    i) arthritis, muscle disorders, or other bone or joint
       disorders?                                               [_] yes  [_] no

11. Are you currently taking any medication, treatment,
    or therapy, or are you under medical observation?           [_] yes  [_] no

12. Have you in the past three years had:

    a) fainting spells, nervous disorders, headaches,
       convulsions, or paralysis?                               [_] yes  [_] no

    b) any pain or discomfort in the chest or shortness of
       breath?                                                  [_] yes  [_] no

    c) disorders of the stomach, intestines, or rectum, or
       blood in the urine?                                      [_] yes  [_] no

13. Have you ever:

    a) sought or received advice, counseling, or treatment
       by a medical professional for the use of alcohol or
       drugs including prescription drugs?                      [_] yes  [_] no

    b) used cocaine, marijuana, heroin, controlled
       substances, or any other drug except as legally
       prescribed by a physician?                               [_] yes  [_] no

       (If "yes" answered to a or b, complete
       Drug/Alcohol Questionnaire.)

14. Have you ever been diagnosed or treated by any member
    of the medical profession for AIDS Related Complex (ARC)
    or Acquired Immune Deficiency Syndrome (AIDS)?              [_] yes  [_] no

15. In the past 10 years, have you:

    a) been hospitalized, consulted a health care provider,
       or had any illness, injury, or surgery?                  [_] yes  [_] no

    b) had any laboratory tests, treatments, or diagnostic
       procedures, including x-rays, scans, or EKGs?            [_] yes  [_] no

    c) been advised to have any diagnostic test,
       hospitalization, or treatment that was not completed?    [_] yes  [_] no

    d) received or claimed disability or hospital indemnity
       benefits or a pension for any injury, sickness,
       disability, or impaired condition?                       [_] yes  [_] no

AGLC 0034-99                                                              Page 3
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Medical History continued                                       ________________
                                                                Proposed
                                                                insured

16. Do you have any symptoms or knowledge of any other
    condition that is not disclosed above?                      [_] yes [_] no

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Remarks
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Identify question number and provide details to any questions answered "yes" in the "Background Information" and "Medical History" sections. Include such details as: date of first diagnosis; name and address of doctor; tests performed; test results; medication(s) or recommended treatment. If necessary, attach additional pages to record responses.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


AGLC 0034-99                                                              Page 4
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Your Signature
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Statements by   I have read the above
the proposed    statements or they have     (LTLIA) for which all eligibility
insured         been read to me. The        requirements are met, I understand
                above statements are        and agree that no insurance will be
                true and complete to the    in effect pursuant to this
                best of my knowledge and    application, or under any policy
                belief. I understand        issued by the Company, unless or
                that this application:      until: the policy has been delivered
                (1) will consist of Part    and accepted; the full first modal
                A, Part B, and, if          premium for the issued policy has
                applicable, Part C and      been paid; and there has been no
                related forms; and (2)      change in the health of the proposed
                shall be the basis for      insured that would change the
                any policy issued on        answers to any questions in the
                this application. I         application.
                understand that any
                misrepresentation           I understand and agree that no agent
                contained in this           is authorized to: accept risks or
                application and relied      pass upon insurability; make or
                on by the Company may be    modify contracts; or waive any of
                used to: reduce or deny     the Company's rights or
                a claim or void the         requirements.
                policy, if it is within
                its contestable period      Insurance fraud
                and if such
                misrepresentation           Any person who, with intent to
                materially affects the      defraud or facilitate a fraud
                acceptance of the risk.     against an insurer, submits an
                Except as may be            application or files a claim
                provided in a Limited       containing a false or deceptive
                Temporary Life Insurance    statement may be guilty of insurance
                Agreement                   fraud.

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Signatures      X Owner______________________________________ Date______________
                Signed at (city, state)_________________________________________
                X Witness____________________________________ Date______________
                X Proposed insured___________________________ Date______________
                (If under age 15, signature of parent or guardian)

                I certify that I have truthfully and accurately recorded on the Part B application the information supplied by the proposed insured.

                Agent name (please print)_______________________________________
                Agent #__________________________State license #________________
                X Agent_______________________________________ Date_____________

AGLC 0034-99                                                              Page 5